Rule 497(e)

Registration Nos. 333-182308 and 811-22717

First Trust Exchange-Traded Fund VI

(the “Trust”)

First Trust Nasdaq Bank ETF

First Trust Nasdaq Food & Beverage ETF

First Trust Nasdaq Oil & Gas ETF

First Trust Nasdaq Transportation ETF

First Trust Nasdaq Semiconductor ETF

First Trust Nasdaq Pharmaceuticals ETF

(each a “Fund”)

Supplement to the Fund’s Summary Prospectus, Prospectus
and Statement of Additional Information

Dated March 21, 2023

Notwithstanding anything to the contrary in each Fund’s summary prospectus, prospectus or statement of additional information, on March 20, 2023, Nasdaq, Inc., the Index Provider for each Fund, announced changes to the Index methodologies for each Fund’s Index. According to the Index Provider, the revised Index methodologies will begin with constituent stocks from the Nasdaq US Benchmark Index™ in the applicable sector(s) for which a Fund is named. After meeting certain size, float and liquidity standards of the Index, the remaining constituent stocks will then be ranked utilizing a factor model: (1) gross income (or net income for the Nasdaq US Smart Banks Index™); (2) return on assets; and (3) momentum. A fourth factor, cash flow (or book value for the Nasdaq US Smart Banks Index™) is also considered for tiebreaking situations when other factors are inconclusive. The bottom 25% of stocks based on the aggregate rankings above will be eliminated, subject to a requirement that each Index have a total constituent count between 30 and 50 stocks.

The revised Index methodologies will weight stocks by trailing 12-month cash flow (or book value for the Nasdaq US Smart Banks Index™). The maximum weight per stock at reconstitution will remain at 8%, but the minimum weight per stock will increase from 0.25% to 0.50%.

In conjunction with the Index methodology modifications, the reconstitution frequency of each Index will change from annually, in March of each year, to semi-annually, in March and September of each year. The rebalance frequency of each Index will change from quarterly to semi-annually to align with the Index reconstitutions in March and September.

Additionally, for the First Trust Nasdaq Pharmaceuticals ETF, in order to increase the size of the eligible universe of the Nasdaq US Smart Pharmaceuticals Index™, the Index’s initial selection universe will consist of the component securities of the Nasdaq US Benchmark Index™ that have been classified as comprising both the pharmaceuticals and biotechnology sub-sectors, according to the Industry Classification Benchmark.

Please Keep this Supplement with your Fund’s Summary Prospectus, Prospectus and Statement of Additional Information for Future Reference